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                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Howard A. Thrailkill and James E. Matthews, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of ADTRAN, Inc. for the fiscal year ended December 31, 2001, and any and all amendments thereto, and other documents in connection therewith and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 22nd day of March, 2002.


                               /s/ Mark C. Smith
                               -----------------
                               Mark C. Smith
                               Chairman of the Board,
                               Chief Executive Officer
                               and Director

                               /s/ Howard A. Thrailkill
                               ------------------------
                               Howard A. Thrailkill
                               President, Chief Operating Officer
                               and Director

                               /s/ Lonnie S. McMillian
                               -----------------------
                               Lonnie S. McMillian
                               Secretary and Director

                               /s/ Richard A. Anderson
                               -----------------------
                               Richard A. Anderson
                               Director

                               /s/ W. Frank Blount
                               -------------------
                               W. Frank Blount
                               Director

                               /s/ William L. Marks
                               --------------------
                               William L. Marks
                               Director

                               /s/ Roy J. Nichols
                               ------------------
                               Roy J. Nichols
                               Director

                               /s/ James L. North
                               ------------------
                               James L. North
                               Director

                              /s/ James E. Matthews
                              ---------------------
                              James E. Matthews
                              Senior Vice President - Finance
                              Chief Financial Officer and Treasurer